------------------------------------------------------------------------------

                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

------------------------------------------------------------------------------


                              FORM 8-K/A

                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                ---------------------------------------

Date of Report (Date of earliest event reported)   December 17, 1997
                                                   ---------------------------


                     ROCKPORT HEALTHCARE GROUP, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                Delaware
------------------------------------------------------------------------------
             (State or other jurisdiction of incorporation)


        0-23514                                         33-0601497
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


50 Briar Hollow Lane, Suite 515 West, Houston Texas                   77027
---------------------------------------------------                 ----------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (800) 734-4460

ITEM 1. CHANGE IN CONTROL OF REGISTRANT.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Pursuant to an Agreement and Plan of Reorganization dated December 12, 1997 as amended (the Agreement), the registrant acquired effective December 17, 1997 all of the capital Stock of The Rockport Group of Texas, Inc., a Nevada corporation ("Rockport") for 1,513,275 shares of the Registrant's Common Stock. Prior management of the Registrant resigned and was replaced by management of Rockport. Immediately prior to the acquisition the Registrant had 1,019,040 shares outstanding, Based on 2,532,315 shares outstanding, the ownership by executive officers, directors, and holders of more than 5% of the outstanding capital stock of the Registrant are as follows:


     Name, address                     Number of shares
     and Position                      Beneficially held      Percentage
     -------------                     -----------------      ----------
     Harry M. Neer (1)                       504,425             19.9%
     President and Director

     Larry K. Hinson (1)                     504,425             19.9%
     Chief Financial Officer,
     Secretary and Director

     John K. Baldwin                         504,425             19.9%
     Chairman and Director

------------------------
All officers and Directors                 1,513,275             59.8%
as a group


(1) The address of this person is c/o of the Company.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 60 days of the date of the event reported herein.

        (c)    Exhibits

               2. Plan of acquisition, reorganization, arrangement, liquidation or succession.

                     2.1. Agreement and Plan of Reorganization, dated December 12, 1997, between the Registrant and Rockport, as amended.

               3.    Certificate of Incorporation

                     3.1.   Amendment to Certificate of Incorporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 28, 1998               ROCKPORT HEALTHCARE GROUP, INC.


                                       By:  /s/ Harry M. Neer
                                           ----------------------------
                                       Harry M. Neer
                                       President

                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                 SCHEDULE 13D

                 Under the Securities Exchange Act of 1934
                            (Amendment No.          )*
                                          ---------

                          Rockport Healthcare Group, Inc.
-------------------------------------------------------------------------------
                                (Name of Issuer)

                          Common Stock, $.001 par value
-------------------------------------------------------------------------------
                          (Title of Class of Securities)

                                   74371T102
-------------------------------------------------------------------------------
                                 (CUSIP Number)

                                 Jehu Hand, Esq.
                                   Hand & Hand
    24901 Dana Point Harbor Drive, Suite 200, Dana Point, California 92629
                                 (714) 489-2400
-------------------------------------------------------------------------------
                (Name, Address and Telephone Number of Person
               Authorized to Receive Notice and Communications)

                                December 17, 1997
-------------------------------------------------------------------------------
            (Date of Event Which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box / /.

Check the following box if a fee is being paid with the Statement / /. (A fee is not required only if the reporting person: (1) has a previous statement of file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

NOTE: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                 SCHEDULE 13D


CUSIP                                                         Page 2 of 4 Pages

1.   NAME OF REPORTING PERSON - SS OR IRS IDENTIFICATION NUMBER OF ABOVE PERSON:

     Harry M. Neer
     ---------------------------------------------------------------------------

2.   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:

     /  /  A
     /  /  B

3.   SEC USE ONLY:

     ---------------------------------------------------------------------------

4.   SOURCE OF FUNDS:

     Exchange of shares of The Rockport Group of Texas, Inc.
     ---------------------------------------------------------------------------

5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2E:

     /  /

6.   CITIZENSHIP OR PLACE OF ORGANIZATION:

     Mr. Neer is a citizen of the United States of America
     ---------------------------------------------------------------------------

7.   SOLE VOTING POWER   504,425 shares
                       ---------------------------------------------------------

8.   SHARED VOTING POWER
                         -------------------------------------------------------

9.   SOLE DISPOSITIVE POWER   504,425 shares
                            ----------------------------------------------------

10.  SHARED DISPOSITIVE POWER
                              --------------------------------------------------

11.  AGGREGATE AMOUNT OWED BY EACH REPORTING PERSON.

     504,425
     ---------------------------------------------------------------------------

12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:

     /  /

13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

     19.9%
     ---------------------------------------------------------------------------

14.  TYPE OF REPORTING PERSON:

     Individual
     ---------------------------------------------------------------------------

ITEM 1.  SECURITY AND ISSUER.

         Common Stock, $.001 par value, of Rockport Healthcare Group, Inc. (the "Company"), 50 Briar Hollow Lane, Suite 515 West, Houston Texas 77027.

ITEM 2.  IDENTITY AND BACKGROUND.

         This statement is filed on behalf of:

         (a)   Name: Harry M. Neer

         (b)   Principal Office address:      The Rockport Group of Texas, Inc.
                                              50 Briar Hollow Lane
                                              Suite 515 West
                                              Houston, Texas 77027

         (c) During the last five years, Mr. Neer has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

         (d) During the last five years, Mr. Neer has not been a party to a civil proceeding of a judicial or administrative proceeding, the result of which was to make him subject to a judgement, decree or final order enjoining future violations of or prohibiting or mandatory activities subject to, federal or state securities laws or funding any violations with respect to such laws.

ITEM 3.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

         Mr. Neer exchanged all of his shares in The Rockport Group of Texas, Inc., a Nevada corporation ("Rockport") in the transaction.

ITEM 4.  PURPOSE OF TRANSACTION.

         The purpose of the transaction was to obtain the benefits of a publicly tradeable company through the exchange by the Rockport shares for Company shares.

ITEM 5.  INTEREST IN SECURITIES OF THE ISSUER.

         Of the 2,532,315 shares of Common Stock outstanding Mr. Neer has sole dispositive and voting power over 504,425 shares, or 19.9% of the total outstanding shares.

ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

         None.

ITEM 7.  MATERIALS TO BE FILED AS EXHIBITS.

         None.


                                    SIGNATURE

    After reasonable inquiry and to the best of his knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.



Dated: July 17, 1998                    /s/ Harry M. Neer
                                        ----------------------------------
                                        Harry M. Neer

                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.

                                  SCHEDULE 13D

                    Under the Securities Exchange Act of 1934
                             (Amendment No.    )*
                                           ----

                        Rockport Healthcare Group, Inc.
--------------------------------------------------------------------------------
                               (Name of Issuer)

                        Common Stock, $.001 par value
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                  74371T102
--------------------------------------------------------------------------------
                                (CUSIP Number)

                                Jehu Hand, Esq.
                                 Hand & Hand
       24901 Dana Point Harbor Drive, Suite 200, Dana Point, California 92629
                                (714) 489-2400
--------------------------------------------------------------------------------
                    (Name, Address and Telephone Number of Person
                    Authorized to Receive Notice and Communications

                                December 17, 1997
--------------------------------------------------------------------------------
               (Date of Event Which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box / /.

Check the following box if a fee is being paid with the Statement / /. (A fee is not required only if the reporting person: (1) has a previous statement of file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

NOTE: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                      SCHEDULE 13D
CUSIP                                                         Page 2 of 4 Pages

1.  NAME OF REPORTING PERSON - SS OR IRS IDENTIFICATION NUMBER OF ABOVE PERSON:

    Larry K. Hinson
    ---------------------------------------------------------------------------

2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:

    /  / A
    /  / B

3.  SEC USE ONLY:

    ----------------------------------------------------------------------------

4.  SOURCE OF FUNDS:

    Exchange of shares of The Rockport Group of Texas, Inc.
    ----------------------------------------------------------------------------

5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2B:

    /  /

6.  CITIZENSHIP OR PLACE OF ORGANIZATION:

    Mr. Hinson is a citizen of the United States of America
    ----------------------------------------------------------------------------

7.  SOLE VOTING POWER  504,425 shares
                       --------------------------------------------------------

8.  SHARED VOTING POWER
                         ------------------------------------------------------

9.  SOLE DISPOSITIVE POWER  504,425 shares
                            ---------------------------------------------------

10. SHARED DISPOSITIVE POWER
                             --------------------------------------------------
11. AGGREGATE AMOUNT OWED BY EACH REPORTING PERSON:

    504,425
    ---------------------------------------------------------------------------

12. CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:

    /  /

13. PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

    19.9%
    ---------------------------------------------------------------------------

14. TYPE OF REPORTING PERSON:

    Individual
    ---------------------------------------------------------------------------

ITEM 1.  SECURITY AND ISSUER.

         Common Stock, $.001 par value, of Rockport Healthcare Group, Inc. (the "Company"), 50 Briar Hollow Lane, Suite 515 West, Houston Texas 77027.

ITEM 2.  IDENTITY AND BACKGROUND.

         This statement is filed on behalf of:

         (a)  Name:  Larry K. Hinson

         (b)  Principal Office address:     The Rockport Group of Texas, Inc.
                                            50 Briar Hollow Lane
                                            Suite 515 West
                                            Houston, Texas 77027

         (c) During the last five years, Mr. Hinson has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

         (d) During the last five years, Mr. Hinson has not been a party to a civil proceeding of a judicial or administrative proceeding, the result of which was to make him subject to a judgement, decree or final order enjoining future violations of or prohibiting or mandatory activities subject to, federal or state securities laws or funding any violations with respect to such laws.

ITEM 3.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

         Mr. Hinson changed all of his shares in The Rockport Group of Texas, Inc., a Nevada corporation ("Rockport") in the transaction.

ITEM 4.  PURPOSE OF TRANSACTION.

         The purpose of the transaction was to obtain the benefits of a publicly tradeable company through the exchange by the Rockport shares for Company shares.

ITEM 5.  INTEREST IN SECURITIES OF THE ISSUER.

         Of the 2,532,315 shares of Common Stock outstanding Mr. Hinson has sole dispositive and voting power over 504,425 shares, or 19.9% of the total outstanding shares.

ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

         None.

ITEM 7.  MATERIALS TO BE FILED AS EXHIBITS.

         None.


                                    SIGNATURE

     After reasonable inquiry and to the best of his knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.



Dated: July 17, 1998                  /s/ Larry K. Hinson
                                      -----------------------------------------
                                      Larry K. Hinson

                        SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                  SCHEDULE 13D

                   Under the Securities Exchange Act of 1934
                            (Amendment No.        )*
                                           -------

                         Rockport Healthcare Group, Inc.
-------------------------------------------------------------------------------
                                (Name of Issuer)


                          Common Stock, $.001 par value
-------------------------------------------------------------------------------
                          (Title of Class of Securities)


                                   74371T102
-------------------------------------------------------------------------------
                                (CUSIP Number)


                                Jehu Hand, Esq.
                                  Hand & Hand
        24901 Dana Point Harbor Drive, Suite 200, Dana Point, California 92629
                                (714) 489-2400
-------------------------------------------------------------------------------
                    (Name, Address and Telephone Number of Person
                    Authorized to Receive Notice and Communications

                                December 17, 1997
-------------------------------------------------------------------------------
               (Date of Event Which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box / /.

Check the following box if a fee is being paid with the Statement / /. (A fee is not required only if the reporting person: (1) has a previous statement of file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

NOTE: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                  SCHEDULE 13D

CUSIP                                                         Page 2 of 4 Pages

1.  NAME OF REPORTING PERSON - SS OR IRS IDENTIFICATION NUMBER OF ABOVE
    PERSON:

    John K. Baldwin
    ---------------------------------------------------------------------------

2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:

    /  /  A
    /  /  B

3.  SEC USE ONLY:

    ---------------------------------------------------------------------------

4.  SOURCE OF FUNDS:

    Exchange of shares of The Rockport Group of Texas, Inc.
    ---------------------------------------------------------------------------

5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2E:

    /  /

6.  CITIZENSHIP OR PLACE OF ORGANIZATION:

    Mr. Baldwin is a citizen of the United States of America
    ---------------------------------------------------------------------------

7.  SOLE VOTING POWER   504,425 shares
                      ---------------------------------------------------------

8.  SHARED VOTING POWER
                        -------------------------------------------------------

9.  SOLE DISPOSITIVE POWER  504,425 shares
                           ----------------------------------------------------

10. SHARED DISPOSITIVE POWER
                             --------------------------------------------------

11. AGGREGATE AMOUNT OWED BY EACH REPORTING PERSON:

    504,425
    ---------------------------------------------------------------------------

12. CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:

    /  /

13. PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

    19.9%
    ---------------------------------------------------------------------------

14. TYPE REPORTING PERSON:

    Individual
    ---------------------------------------------------------------------------

ITEM 1.  SECURITY AND ISSUER.

         Common Stock, $.001 par value, of Rockport Healthcare Group, Inc. (the "Company"), 50 Briar Hollow Lane, Suite 515 West, Houston Texas 77027.

ITEM 2.  IDENTITY AND BACKGROUND.

         This statement is filed on behalf of:

         (a)  Name:  John K. Baldwin

         (b)  Principal Office address:   The Rockport Group of Texas, Inc.
                                          50 Briar Hollow Lane
                                          Suite 515 West
                                          Houston, Texas 77027

         (c) During the last five years, Mr. Baldwin has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

         (d) During the last five years, Mr. Baldwin has not been a party to a civil proceeding of a judicial or administrative proceeding, the result of which was to make him subject to a judgement, decree or final order enjoining future violations of or prohibiting or mandatory activities subject to, federal or state securities laws or funding any violations with respect to such laws.

ITEM 3.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

         Mr. Baldwin changed all of his shares in The Rockport Group of Texas, Inc., a Nevada corporation ("Rockport") in the transaction.

ITEM 4.  PURPOSE OF TRANSACTION.

         The purpose of the transaction was to obtain the benefits of a publicly tradeable company through the exchange by the Rockport shares for Company shares.

ITEM 5.  INTEREST IN SECURITIES OF THE ISSUER.

         Of the 2,532,315 shares of Common Stock outstanding Mr. Baldwin has sole dispositive and voting power over 504,425 shares, or 19.9% of the total outstanding shares.

ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

         None.

ITEM 7.  MATERIALS TO BE FILED AS EXHIBITS.

         None.



                                   SIGNATURE

     After reasonable inquiry and to the best of his knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Dated:  July 17, 1998                  /s/ John K. Baldwin
                                       ----------------------------------------
                                       John K. Baldwin